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
                                       WRT ENERGY CORPORATION
                                       STATEMENT OF OPERATIONS
                               FOR PERIODS ENDING IN 1994 THROUGH 2000
                                                              For the 6 Mo. For the 6 Mo.
                       <F1>         <F1>          <F2>        Ended June 30 Ended Dec 31
                       1994         1995          1996        1997          1997         1998          1999         2000
                                                  Preliminary (Pro Forma)   (Pro Forma)  (Pro Forma)   (Pro Forma)  (Pro Forma)
REVENUES:
 Oil and gas sales    $11,034,000  $24,655,000  $22,624,000  $11,299,767  $17,273,170   $39,454,666  $44,630,999  $47,709,110
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------

EXPENSES:
 Production cost        3,077,000    9,534,000    8,503,000    3,235,000    4,376,654     9,135,881    9,626,474   10,038,582
 Gross Production taxes   811,000    2,139,000    1,740,000    1,002,629    1,878,379     4,313,530    4,934,372    5,268,018
 Field Operations costs         -            -            -            -            -             -            -            -
 Depreciation and
  depletion expense     3,201,000   12,645,000    7,684,000    4,594,664    9,292,364    21,114,789   22,482,258   23,294,206
 General and adminis-
  trative expense       3,038,000    4,882,000    2,966,000    1,496,000    1,170,000    2,3430,000    2,340,000    2,340,000
 Provision for
  doubtful receivables          -    2,007,000    2,852,000            -            -             -            -            -
 Restructuring charges          -    1,433,000            -            -            -             -            -            -
 Minimum production
  guarantee obligation          -    3,591,000    2,819,000            -            -             -            -            -
 Impairment of
  long-lived assets             -  103,266,000            -            -            -             -            -            -
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------
                       10,127,000  139,497,000   26,564,000   10,328,293   16,717,396    36,904,200   39,383,104   40,940,806
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------
NET INCOME (LOSS)
 FROM OPERATIONS          907,000 -114,842,000   -3,940,000      971,474      555,774     2,550,466    5,247,895    6,768,304
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------

OTHER INCOME (EXPENSE):
 Interest expense         -19,000  -13,759,000   -4,133,000     -804,934     -743,593    -1,442,552   -1,063,699     -853,786
 Gain oon sale of oil
  and gas properties    3,033,000            -            -            -            -             -            -            -
 Other income, net        344,000      426,000      356,000      168,527       71,748        81,136       63,310       63,964
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------
                        3,358,000  -13,333,000   -3,777,000      636,407      671,845    -1,361,416   -1,000,389     -789,822
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------

REORGANIZATION EXPENSES         -            -    3,095,000   15,977,799            -             -            -            -
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------

NET INCOME (LOSS)
 BEFORE INCOME TAXES    4,265,000 -128,175,000  -10,812,000      335,067      116,071     1,189,050    4,247,506    5,978,482
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------

PROVISION FOR (BENEFIT
 FROM) INCOME TAXES:       36,000            -            -            -       46,429       475,619    1,699,002    2,391,393
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------

NET INCOME (LOSS)
 BEFORE DIVIDENDS ON
 PREFERRED STOCK        4,229,000 -128,175,000   10,812,000  -15,642,732       69,642       713,431    2,548,504    3,587,089

DIVIDENDS ON
 PREFERRED STOCK        2,846,000   -2,846,000            -            -            -             -            -            -
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------

NET INCOME (LOSS)
 AVAILABLE TO
 COMMON STOCK           1,383,000 -131,021,000   10,812,000  -15,642,732      -69,642       713,431    2,548,504    3,587,089
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------
EXTRAORDINARY GAINS
 (LOSSES)
  Debt forgiveness
   income                                                     88,004,901
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------

NET INCOME (LOSS)     $ 1,383,000 -131,021,000 $-10,812,000  $72,362,169  $    69,642   $   713,431  $ 2,548,504  $ 3,587,089
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------
PER COMMON SHARE
 Earnings (Loss)
  per Common and
  Common Equivalent
  Share               $      0.18       -13.84        -1.13         7.59         0.00          0.03         0.12         0.18
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------

 Average Common and
  Common Equivalent
  Shares Outstanding    7,792,000    9,466,000    9,570,400    9,539,100   20,388,400    20,388,400   20,388,400   20,388,400
                      -----------  -----------  -----------  -----------  -----------   -----------  -----------  -----------

<F1>
Audited Financial Statements
</F1>
<F2>
Unaudited Financial Statements
</F2>